Exhibit 99.1

MoneyLion Inc. Stockholders Approve Proposed Acquisition by Gen Digital Inc.

NEW YORK, NY, April 10, 2025—MoneyLion Inc. (“MoneyLion”) (NYSE : ML) today announced that its stockholders voted to approve the definitive agreement with Gen Digital Inc. (“Gen Digital”) (NASDAQ : GEN).

The final voting results for the special meeting will be filed in a Form 8-K with the U.S. Securities and Exchange Commission.

As previously announced, under the terms of the definitive agreement, each share of MoneyLion’s Class A common stock that is issued and outstanding as of immediately prior to the effective time of the acquisition will be automatically cancelled, extinguished and converted into the right to receive $82.00 in cash, without interest thereon, and one contingent value right that entitles the holder to a contingent payment of 0.7546 shares of Gen common stock if Gen Digital’s average volume-weighted average share price reaches at least $37.50 per share over 30 consecutive trading days from December 10, 2024 until 24 months after close.

All regulatory approvals have been obtained and MoneyLion and Gen Digital expect to complete the acquisition on April 17, 2025, subject to the satisfaction of customary closing conditions. Upon completion of the transaction, MoneyLion will become a subsidiary of Gen Digital, and its common stock will no longer be listed on any public market.

About MoneyLion Inc.

MoneyLion (NYSE: ML) is a leader in financial technology powering the next generation of personalized products, content, and marketplace technology, with a top consumer finance super app, a premier embedded finance platform for enterprise businesses and a world-class media arm. MoneyLion's mission is to give everyone the power to make their best financial decisions. Through its go-to money app for consumers, MoneyLion delivers curated content on finance and related topics, through a tailored feed that engages people to learn and share. People take control of their finances with its innovative financial products and marketplace - including a full-fledged suite of features to save, borrow, spend, and invest - seamlessly bringing together the best offers and content from MoneyLion and its 1,200+ Enterprise Partner network, together in one experience.

MoneyLion’s enterprise technology provides the definitive search engine and marketplace for financial products, enabling any company to add embedded finance to their business, with advanced AI-backed data and tools through our platform and API. Established in 2013, MoneyLion connects millions of people with the financial products and content they need, when and where they need it.

For more information about MoneyLion, please visit www.moneylion.com. For information about Engine by MoneyLion for enterprise businesses, please visit www.engine.tech. For investor information and updates, visit investors.moneylion.com and follow @MoneyLionIR on X.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein and the documents incorporated herein by reference may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of MoneyLion and Gen Digital, respectively, with respect to the proposed transaction, the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transaction on the combined company’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), the timing of the closing of the proposed transaction, and the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” “predict,” “potential,” “assume,” “forecast,” “target,” “budget,” “outlook,” “trend,” “guidance,” “objective,” “goal,” “strategy,” “opportunity,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of MoneyLion, Gen Digital or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, among others, the following:

•	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the acquisition agreement;

•	the possibility that the milestone may not be met and that payment may not be made with respect to the contingent value rights;

•	the possibility that the contingent value rights may not meet the applicable listing requirements or be accepted for listing on the Nasdaq Stock Market LLC;

•	the outcome of any legal proceedings that may be instituted against MoneyLion or Gen Digital or the combined company;

•	the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which MoneyLion or Gen Digital operate;

•	the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected;

•	the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events;

•	the diversion of management’s attention from ongoing business operations and opportunities;

•	potential adverse reactions of MoneyLion’s or Gen Digital’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;

•	changes in MoneyLion’s or Gen Digital’s share price before closing;

•	risks relating to the potential dilutive effect of shares of Gen Digital’s common stock that may be issued pursuant to certain contingent value rights issued in connection with the proposed transaction;

•	other factors that may affect future results of MoneyLion, Gen Digital or the combined company.

These factors are not necessarily all of the factors that could cause MoneyLion’s, Gen Digital’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm MoneyLion’s, Gen Digital’s or the combined company’s results.

Although each of MoneyLion and Gen Digital believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of MoneyLion or Gen Digital will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in MoneyLion’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2024, quarterly reports on Form 10-Q, and other documents subsequently filed by MoneyLion with the Securities Exchange Commission (the “SEC”) and Gen Digital’s most recent annual report on Form 10-K for the fiscal year ended March 29, 2024, quarterly reports on Form 10-Q, and other documents subsequently filed by Gen Digital with the SEC. The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on MoneyLion, Gen Digital or their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements speak only as of the date they are made and MoneyLion and Gen Digital undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

3